Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Petie P. Maguire, President, Chief Executive Officer and Chief Financial Officer of Good Earth Land Sales Company (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)

the Annual Report on Form 10-K/A of the Company for the fiscal year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 18, 2010

/s/ Petie P. Maguire

Petie P. Maguire

President, Chief Executive Officer and

Chief Financial Officer

(Principal Executive Officer and

Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Good Earth Land Sales Company and will be retained by Good Earth Land Sales Company and furnished to the Securities and Exchange Commission or its staff upon request.